Re-engineering Costs	12 Months Ended
Dec. 25, 2010
Restructuring Charges [Abstract]
Re-engineering Costs
Note 2: Re-engineering Costs
The Company continually reviews its business models and operating methods for opportunities to increase efficiencies and/or align costs with business performance. Pretax costs incurred in the re-engineering and impairment charges caption by category were as follows:

(in millions)	2010	2009	2008
Severance	$6.5	$5.2	$7.1
Asset impairment/facility moving costs	1.1	2.8	1.9
Total re-engineering and impairment charges	$7.6	$8.0	$9.0
The Company recorded $6.5 million in re-engineering and impairment charges in 2010, related to severance costs incurred in its Argentina, Australia, BeautiControl, France, Greece, Japan and Mexico operations, mainly due to implementing changes in the businesses’ management structures, and $1.1 million related to moving costs and the impairment of property, plant and equipment associated with the relocation of certain manufacturing facilities in Japan.
In 2009, the Company recorded $8.0 million in re-engineering and impairment charges, primarily related to severance costs incurred in the Company’s Argentina, Australia, BeautiControl, France, Japan and Mexico operations, mainly due to implementing changes in the businesses’ management structures. Also included was $2.1 million related to the impairment of software and property, plant and equipment and $0.7 million of costs associated with the relocation of certain manufacturing facilities.
In 2008, the Company recorded $7.1 million in severance cost related to headcount reductions primarily in BeautiControl, France and Germany. The Company incurred re-engineering costs of $0.8 million for moving the Company’s BeautiControl North America and Belgian manufacturing facilities to new locations. The Company also recorded costs of $0.9 million for impairment charges for obsolete software in the South Africa beauty business, as well as various machinery and equipment in other manufacturing units. In 2008, the Company reached a decision to begin selling beauty products in Brazil through the Tupperware sales force and cease operating its separate beauty business in Brazil. As a result of this decision, the Company recorded a $0.2 million charge relating to the impairment of property, plant and equipment.
Pretax costs incurred in connection with the re-engineering program included above and allocated to cost of products sold and DS&A were as follows:

(in millions)	2010	2009	2008
Re-engineering and impairment charges	$7.6	$8.0	$9.0
Delivery, sales and administrative	—	—	1.1
Cost of products sold	—	—	1.8
Total pretax re-engineering costs	$7.6	$8.0	$11.9
In 2008, the amounts in cost of products sold and delivery, selling and administrative expense were recorded in connection with the decision to cease operating the separate beauty business in Brazil.
The balances, included in accrued liabilities, related to re-engineering and impairment charges as of December 25, 2010, December 26, 2009 and December 27, 2008 were as follows:

(in millions)	2010	2009	2008
Beginning balance	$1.5	$2.2	$2.3
Provision	7.6	8.0	9.0
Cash expenditures:
Severance	(5.5)	(5.4)	(6.2)
Other	(1.1)	(1.2)	(1.8)
Non-cash asset impairments	(0.1)	(2.1)	(1.1)
Ending Balance	$2.4	$1.5	$2.2
The remaining accrual balance of $2.4 million as of December 25, 2010 relates primarily to severance payments expected to be made in several units by the end of 2011.